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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                           Amendment to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Amendment No.1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated June 3, 1998 and filed June 17, 1998 as set forth in the pages attached hereto:
Item 7. Financial Statements and Exhibits

                  June 3, 1998                                   1-11873
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Date of Report (Date of earliest event reported)          Commission File Number


                                 K2 DESIGN, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                                   13-3886065
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                     (I.R.S. Employer Identification Number)


                                 30 Broad Street
                            New York, New York 10004
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 301-8800
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              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

         (a) not applicable

         (b) The registrant submits this Form 8-K/A in order to supply the pro forma financial information required pursuant to Item 7(b) of Form 8-K and
Article 11 of Regulation S-X of the rules and regulations of the Securities and Exchange Commission, with respect to the disposition by K2 Design, Inc. (the "Registrant") of its CLIQNOW! business unit to 24/7 Media, Inc. ("24/7 Media"), as of June 1, 1998, as reported on a Form 8-K filed on June 17, 1998.

         (c) Exhibits

                  (i)      Unaudited Pro Forma Condensed Financial Statements.

                  (ii) K2 Design, Inc. Unaudited Pro Forma Condensed Statement Of Operations For The Three Months Ended March 31, 1998.

                  (iii) K2 Design, Inc. Unaudited Pro Forma Condensed Balance Sheet As Of March 31, 1998.

                  (iv) K2 Design, Inc. Unaudited Pro Forma Condensed Statement Of Operations For The Year Ending December 31, 1997.

                  (v)      Notes to Unaudited Pro Forma Condensed Financial
                           Statements.

                                        2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 17, 1998                       K2 DESIGN, INC.

                                            By:    s/Robert W. Burke
                                               --------------------------------
                                            Name:  Robert W. Burke
                                            Title: Chief Operating Officer